Q1 Fiscal Year 2014 Earnings Presentation, Commentary & Financial Results Supplement October 29, 2013 Exhibit 99.2

Safe Harbor Statement

This presentation and the accompanying notes contain statements about our future expectations, plans and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private
Securities Litigation Reform Act of 1995, including but not limited to our financial guidance, outlook, expectations, and investment areas for the fiscal year 2014; our planned investments in our business and the anticipated effects of those investments; and the anticipated development of our business, markets, and financial results in fiscal 2014 and beyond, including the impact of our hedging activities. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our projections and guidance are based; our failure to execute our strategy; our failure to make the investments in our business that we plan to make or the failure of those investments to have the effects that we expect; our failure to identify and address the causes of our revenue weakness in
Europe; our failure to acquire new customers and enter new markets, retain our current customers, and sell more products to current and new customers; the willingness of purchasers of marketing services and products to shop online;
currency fluctuations that affect our revenues and costs, including the impact of our currency hedging strategies; costs and disruptions caused by acquisitions; the failure of our acquired businesses to perform as expected; unanticipated changes in our market, customers or business; our failure to promote and strengthen our brand; the failure of our current and new marketing channels to attract customers; our failure to manage the growth, changes, and complexity of our business and expand our operations; competitive pressures; our failure to maintain compliance with the financial covenants in our revolving credit facility or to pay our debts when due; costs and judgments resulting from litigation;
changes in the laws and regulations or in the interpretations of laws or regulations to which we are subject, including tax laws, or the institution of new laws or regulations that affect our business; and general economic conditions. You can also find other factors described in our Form 10-K for the fiscal year ended June 30, 2013 and the other documents we periodically file with the U.S. Securities and Exchange Commission.

Presentation Organization & Call Details

Presentation Organization:
• Q1 FY14 overview
• Q1 FY14 operating and
financial results
• FY14 outlook
• Supplementary information
• Reconciliation of GAAP to
Non-GAAP results
Live Q&A Session:
• 5:15 p.m. Eastern
• Link from the IR section of
www.vistaprint.com
• Hosted by:
Robert Keane
President & CEO
Ernst Teunissen
EVP & CFO

Consolidated

Consolidated Revenue
$300
$258
$250
$251
$348
$288
$280
$275
Q2 FY12
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14

GAAP EPS*
Non-GAAP EPS*
$0.82
$0.97
$0.01
$0.29
$0.10
$0.40
$(0.05)
$0.25
$0.66
$1.02
$0.17
$0.48
$0.07
$0.41
$0.01
$0.32
Q2 FY12
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14

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Quarterly Financial Results

Revenue and EPS results for the consolidated business, including Albumprinter and Webs results since October 31, 2011 and December 28,
2011 (dates of purchase, respectively).
Non-GAAP adjusted net income per diluted share for all periods presented excludes the impact of share-based compensation expense and its related tax effect, amortization of acquired intangible assets and a tax charge related to the alignment of Webs IP with our global operations.
Please see reconciliation to GAAP net income (loss) at the end of this presentation.
* Per diluted share

FY14 Operational Performance:
Invigorate the Core Business

Strategy Element Description Long-Term Goals Q1FY14 Examples
Major improvements to customer
experience, satisfaction and loyalty
Change success metrics from
short-term transaction-focused
value to longer-term life time value
and achieve higher life time value
per customer
• Launched market standard
formats for business cards in EU
and NA
• Launched range of brilliant finish
options for business cards
• Rolled out pricing and
messaging changes in various
countries
Invest more deeply into selected
traditional Vistaprint marketing
channels and expand in relatively
new channels such as broadcast
with higher than average COCA,
but excellent longer term ROI.
Accelerate new customer
acquisition
Reach offline audiences not
currently looking to online suppliers
• Continued to optimize spend in
relatively new channels
• Trimmed ad expense in Europe
with change in customer
economics
Accelerate investment in production
process improvements, employee
training, supply chain management
and manufacturing-related
engineering
Step function changes in quality
and reliability
Significantly lower unit
manufacturing costs
• Introduction of brilliant finish and
market standard format
business cards
• Tested binning and packing
improvements in Venlo
• Neared completion of new
Design and Technology Center
in Winterthur, Switzerland to
support growing engineering,
supply chain and R&D teams
Customer Value
Proposition
Improvements
Life Time Value
Based Marketing
World Class
Manufacturing

FY14 Operational Performance:
Build Foundations for Future Growth

Strategy Element Description Long-Term Goals Q1FY14 Examples
Digital small business marketing
offerings (websites, email
marketing, social media)
Lay foundations for continued rapid
growth five and more years in the
future
Seek M&A opportunities of firms
that possess technology, market
presence and/or expertise in target
areas
• Total Q1 digital marketing
services revenue of approx. $21
million (includes Webs) or
approx. 8% of revenue.
• Integrated Webs site-builder
technologies into Vistaprint
digital website product and
rolled out to customers
Enable customers to share and
preserve memories through
personalized products for home
and family use
• Expanded design content in
preparation for Q2 holiday
season
• Launched custom mobile phone
cases to Albumprinter customer
base
Expand to markets beyond North
America and Europe
• Continued focus on supporting
growth in India, Japan and
China
• Decision to manage emerging
markets differently going
forward
Digital Marketing
Home & Family
Geographic Expansion

Q1 FY 2014 Financial and Operating Results 7

Q1 FY 2014: Key Financial Metrics

** Non-GAAP adjusted net income and non-GAAP adjusted EPS exclude share-based compensation expense and its related tax effect, amortization of acquired intangible assets, and charges related to the alignment of Webs IP with our global operations. Please see reconciliation to GAAP net income (loss) and EPS at the end of this presentation.
Quarter Ended 09/30/2013
Revenue
•
$275.1 million
9% y/y growth
9% y/y constant currency growth
GAAP Net Income
•
$0.4 million
0.1% net margin vs. (0.7)% last year
increase of 124% y/y
•
$0.01 Diluted EPS
increase of 120% y/y
Non-GAAP Adjusted Net
Income**
•
$11.3 million
4.1% net margin vs. 3.6% last year
increase of 26% y/y
•
$0.32 Non-GAAP Diluted EPS
increase of 28% y/y

Cash Flow & ROIC Highlights
Quarterly cash flows and investments (in millions) Q1FY14 Q1FY13
Cash flow from operations $(0.1) $6.6
Free cash flow* $(19.6) $(22.4)
Capital expenditures $17.6 $27.8
as % of revenue 6.4% 11.0%
Trailing Twelve Month Return on Invested Capital** (GAAP) 10% 7%
Trailing Twelve Month Return on Invested Capital** (Non-GAAP) 20% 15%
* FCF = Cash Flow from Operations – Capital Expenditures – Purchases of Intangible assets not related to acquisitions – Capitalized
Software Expenses
** ROIC = NOPAT / (Debt + Equity – Excess Cash)
Net operating profit after taxes (NOPAT)
Excess cash is cash and investments of 5% of last twelve month revenues
Operating leases have not been converted to debt
Non-GAAP TTM ROIC excludes share-based compensation expense and its related tax effect, amortization of acquired intangibles, and charges related to the alignment of Webs IP with our global operations
Excess cash definition updated in period ending 03/31/2013 and for prior periods.

Share repurchase program Q1FY14
Shares purchased -
Average cost per share -
Total purchase spend, inclusive of transaction costs, in millions -
Balance sheet  (in millions, as of September 30, 2013)
Cash and cash equivalents $64.7

Consolidated

Asia-Pacific
Europe
North America
$17.0
$143.0
$139.8
$15.4
$100.2
$142.0
$15.1
$92.0
$143.4
$17.5
$89.7
$144.2
$21.5
$159.3
$167.5
$16.4
$108.3
$163.0
$15.6
$94.9
$169.6
$15.6
$94.7
$164.8
Q2 FY12
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14

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Geographic Segment Revenue - Quarterly
(millions)
North America:
60% of total revenue
14% y/y growth
15% y/y constant currency
growth
Europe:
34% of total revenue
6% y/y growth
2% y/y constant currency
growth
Asia Pacific:
6% of total revenue
-11% y/y growth
2% y/y constant currency
growth
Revenue results for the consolidated business, including Albumprinter and Webs results since respective acquisition dates. All Albumprinter revenue included in European segment.  All Webs revenue included in NA segment.
Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue.
Please see reconciliation to reported revenue growth rates at the end of this presentation.
Q1 FY2014

Consolidated

Orders (M)
6.5
5.8
5.6
5.9
8.3
7.6
7.0
7.1
9.8
7.8
7.1
7.1
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12
Q3 FY12*
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14

Average Order Value
$36.17
$36.03
$37.75
$36.38
$34.61
$34.43
$35.69
$35.79
$35.72
$37.56
$39.08
$39.40
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12
Q3 FY12*
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14

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Operational Metrics
(Includes Albumprinter and Webs as of acquisition dates)

*Albumprinter and Webs included starting Q3FY12
Also starting in the same period, a minor calculation methodology change was made in order to accommodate the consolidation of metrics.

Consolidated

## New Customers (million)

3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2.2
1.8 1.8
1.9
2.9
2.6
2.3
2.3
3.3
2.6
2.3
2.2
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12
Q3 FY12*
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14

## Implied COCA

35 $
30 $
25 $
20 $
15 $
10 $
5 $
0 $
$24 $24
$26
$27
$26
$25 $25
$28 $28
$27
$26
$29
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12
Q3 FY12*
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14

## Advertising as % of Revenue

35%
30%
25%
20%
15%
10%
5%
0%
22%
21%
23%
24%
26%
25%
23%
26%
27%
24%
21%
23%
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14

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Operational Metrics
(Includes Albumprinter and Webs as of acquisition dates)

*Albumprinter and Webs included starting Q3FY12
Also starting in the same period, a minor calculation methodology change was made in order to accommodate the consolidation of metrics.

Consolidated

## TTM* Unique Customers (M)

12.9
14.2
15.0
15.8
16.6
16.9
17.0
17.1
8.4
9.1
9.6
10.1
10.5
10.5
10.5
10.4
4.5
5.1
5.4
5.7
6.1
6.4
6.5
6.7
Q2 FY12
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14
New Customers Aquired in Period
Customers Repeating from Prior Periods

| | Q2 FY12 | Q3 FY12 | Q4 FY12 | Q1 FY13 | Q2 FY13 | Q3 FY13 | Q4 FY13 | Q1 FY14 |
|---|---|---|---|---|---|---|---|---|
| TTM Unique Customers (M) | 12.9 | 14.2 | 15.0 | 15.8 | 16.6 | 16.9 | 17.0 | 17.1 |
| TTM New Customers (M) | 8.4 | 9.1 | 9.6 | 10.1 | 10.5 | 10.5 | 10.5 | 10.4 |
| TTM Repeating Customers (M) | 4.5 | 5.1 | 5.4 | 5.7 | 6.1 | 6.4 | 6.5 | 6.7 |
| ***As % of Unique Customers*** | | | | | | | | |
| TTM New Customers | 65% | 64% | 64% | 64% | 63% | 62% | 62% | 61% |
| TTM Repeating Customers | 35% | 36% | 36% | 36% | 37% | 38% | 38% | 39% |
| ***Y/Y Growth*** | | | | | | | | |
| TTM Unique Customers | 22% | 28% | 32% | 33% | 29% | 19% | 13% | 8% |
| TTM New Customers | 20% | 26% | 30% | 31% | 25% | 15% | 9% | 3% |
| TTM Repeating Customers | 25% | 31% | 34% | 35% | 37% | 25% | 20% | 18% |
| ***Implied Retention**** | 42% | 46% | 47% | 48% | 48% | 45% | 43% | 42% |

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Historical Revenue Driver Metrics
(Includes Albumprinter and Webs as of acquisition dates)

*trailing twelve month at period end
**TTM repeating customers as % of year-ago unique customers
Starting in Q3 FY12, impact of Albumprinter and Webs has been included.

Consolidated

Average Bookings Per Unique Customer (USD)
$100
$99
$98
$97
$96
$96
$97
$98
$71
$69
$68
$67
$67
$68
$69
$70
$53
$51
$51
$50
$50
$50
$51
$52
Q2 FY12
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14
Average Customer Bookings:
New
Repeat
Total

| | Q2 FY12 | Q3 FY12 | Q4 FY12 | Q1 FY13 | Q2 FY13 | Q3 FY13 | Q4 FY13 | Q1 FY14 |
|---|---|---|---|---|---|---|---|---|
| Average Bookings per Unique Customer | $71 | $69 | $68 | $67 | $67 | $68 | $69 | $70 |
| Average Bookings per New Customer | $53 | $51 | $51 | $50 | $50 | $50 | $51 | $52 |
| Average Bookings per Repeat Customer | $100 | $99 | $98 | $97 | $96 | $96 | $97 | $98 |
| ***Y/Y Growth*** | | | | | | | | |
| Average Bookings per Unique Customer | 1% | -1% | -6% | -8% | -6% | -1% | 1% | 4% |
| Average Bookings per New Customer | -2% | -6% | -7% | -9% | -6% | -2% | 0% | 4% |
| Average Bookings per Repeat Customer | 2% | 0% | -2% | -5% | -4% | -3% | -1% | 1% |

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Historical Revenue Driver Metrics (Includes Albumprinter and Webs as of acquisition dates) 14 Starting in Q3 FY12, impact of Albumprinter and Webs has been included.

Looking Ahead 15

FY14 Outlook Commentary

• Revenue guidance range increase of $15M updated only to reflect recent currency movements; no update to operational outlook
o
NA continued growth rates in mid-teens
o
EU revenue essentially flat versus FY13
• Re-building the foundation
• Roll-out of initiatives starting in largest markets
o
Asia-Pacific growth rates in high single to low double digits
• EPS guidance remains unchanged
o
Continue to drive toward margin expansion and EPS growth
o
Discipline in P&L management and expected improvement in
European profitability
o
Remain committed to balancing meaningful earnings growth and margin expansion with revenue targets

Financial Guidance*
(as of October 29, 2013)
The Company is providing the following assumptions to facilitate non-GAAP adjusted net income per diluted share comparisons that exclude share-
based compensation related expenses, amortization of acquired intangible assets and tax charges related to the alignment of IP with our global operations:
FY14
ending 06/30/2014
Revenue $1,250 - $1,300
Revenue growth from FY 2013 period 7% - 11%
Constant currency revenue growth estimate 7% - 11%
GAAP EPS $1.35 - $1.70
EPS growth from FY 2013 period 59% - 100%
GAAP share count 34.4 million
FY14
ending 06/30/2014
Non-GAAP adjusted EPS $2.49 - $2.83
EPS growth from FY 2013 period 16% – 32%
Non-GAAP share count 35.0 million
Non-GAAP exclusions $40.5
* Millions, except share and per share amounts and as noted

Consolidated

25%
3%
8%
14%
16%
3%
7%
6%
15%
2%
7%
6%
15%
3%
9%
3%
5%
1%
2%
2%
5%
1%
2%
2%
7%
2%
3%
2%
8%
2%
1%
5%
7%
2%
1%
4%
FY 07
FY 08
FY 09
FY 10
FY 11
FY 12
FY 13
FY 14-High
FY 14-Low
Other
Land and Facilities
Manufacturing & Automation Equipment

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Capital Expenditures Guidance
(as of October 29, 2013)
Expressed as percent of revenue
FY 2014 Guidance:
Actuals Guidance
$63M $63M $76M
$100M
$85M $101M $37M

$46M
$79M
• $85M - $100M
• 7% - 8% of revenue
guidance midpoint

Summary
• In-line Q1 results
• Focus on strategic initiatives and operational
implementation
• Continued focus on driving:
o
Long-term revenue and profit growth
o
Competitive advantage
o
Significant value for long-term shareholders

Q&A Session Please go to the Investor Relations section of www.vistaprint.com for the live Q&A call at 5:15 pm EDT on October 29, 2013

Q1 Fiscal Year 2014 Financial and Operating Results Supplement

Consolidated

30%
25%
20%
15%
10%
5%
0%
Constant-Currency
Reported
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12*
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14

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Total Company Growth Rates*
*Starting in Q2FY2012, revenue from acquired companies included.
Note: Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue.
Please see reconciliation to reported revenue growth rates at the end of this presentation.
9%
reported
9%
constant-currency

22% constant-currency growth
FY11
FY12
25% constant-currency growth
FY13
16% constant-currency growth

Segment Revenue Growth Rates*
Constant Currency

*Starting in Q2FY2012, revenue from acquired companies included.
Note: Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue.
Please see reconciliation to reported revenue growth rates at the end of this presentation.

Consolidated

Gross Profit (millions)
GM %
66.3%
65.3%
63.9%
63.2%
66.8%
65.5%
64.6%
65.0%
67.2%
65.5%
64.6%
65.2%
$155
$133
$133
$134
$200
$169
$162
$163
$234
$189
$181
$179
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14
FY11 64.8%
FY12 65.2%
FY13 65.7%

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Gross Margin and Gross Profit 24

Consolidated

GAAP Net Income (loss), in millions
GAAP Net Margin
14.5%
11.3%
6.9%
3.8%
10.6%
0.1%
1.5%
-0.7%
6.6%
2.0%
0.8%
0.1%
$34
$23
$14
$8
$32
$0
$4
$(2)
$28
$6
$2
$0
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14
FY11 $82
FY12 $44
FY13 $29

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GAAP Net Income (Loss) and Net Margin 25

Consolidated

Non-GAAP Adjusted Net Income (millions)
Non-GAAP Adjusted Net Margin
17.3%
13.8%
9.4%
6.1%
12.6%
4.4%
5.9%
3.5%
10.3%
5.9%
5.0%
4.1%
$40
$28
$20
$13
$38
$11
$15
$9
$36
$17
$14
$11
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14
FY11 $105
FY12 $77
FY13 $76

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Non-GAAP Adjusted Net Income*
and Adjusted Net Margin
*Non-GAAP adjusted net income for all periods presented excludes the impact of share-based compensation expense and its related tax effect, amortization of acquired intangibles, and charges related to the alignment of Webs IP with our global structure. Please see reconciliation to GAAP net income at the end of this presentation.

Consolidated

34.8%
37.2%
15.4%
9.5%
3.1%
35.0%
39.8%
15.0%
10.1%
0.1%
Q1 FY2014
Q1 FY2013
Cost of revenue
Marketing and selling
Technology and development
General and administrative
Income from operations

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Q1 Income Statement Comparison to Prior Year (as a percentage of revenue) 27

Consolidated

34.8%
37.2%
15.4%
9.5%
3.1%
35.4%
36.3%
15.8%
11.4%
1.1%
Q1 FY2014
Q4 FY2013
Cost of revenue
Marketing and selling
Technology and development
General and administrative
Income from operations

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Q1 Income Statement Comparison to Prior Quarter (as a percentage of revenue) 28

Consolidated

$6.4
$5.3
$5.1
$4.9
$5.0
$7.6
$8.6
$8.4
$8.5
$8.4
$8.3
$8.4
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14
FY11 $22.4
FY12 $26.1
FY13 $33.7

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Share-Based Compensation* (millions) * Share-based compensation (SBC) expense includes SBC-related tax adjustment. 29

Consolidated

Small Business Marketing*
Home and Family*
$234
$204
$209
$212
$300
$258
$250
$251
$348
$288
$280
$275
Q2 FY11
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14

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Revenue Seasonality
(Includes Albumprinter and Webs as of the dates of acquisition)
* Home and family revenue is calculated using a product format-based approach; all Albumprinter revenue is included in home and family and all Webs revenue is included in Small business marketing

Consolidated

| | | | | | |
|---|---|---|---|---|---|
| | | | | | |
| | | | | | |
| | | | | | |
| | | | | | |
| | | | | | |
| | | | | | |
| | | | | | |
| | | | | | |
| | | | | | |
| | | | | | |
| | | | | | |

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Balance Sheet Highlights
Balance Sheet highlights, in millions, at period end 09/30/2013 06/30/13 03/31/13 12/31/12 09/30/12
Total assets $638.7 $601.6 $616.4 $653.7 $620.5
Cash and cash equivalents $64.7 $50.1 $51.3 $64.7 $59.3
Total current assets $121.8 $100.2 $104.4 $132.3 $114.6
Goodwill and intangible assets $171.5 $171.2 $174.3 $179.2 $179.5
Total liabilities $432.0 $412.0 $414.7 $443.8 $421.3
Current liabilities $144.3 $155.0 $154.0 $182.4 $129.4
Long-term debt $262.5 $230.0 $229.0 $230.5 $259.3
Shareholders’ Equity $206.7 $189.6 $201.7 $209.9 $199.2
Treasury shares  (in millions) 11.0 11.3 10.9 16.4 15.7

Consolidated

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Total Debt
Availability under our credit facility 9/30/13
Maximum aggregate available borrowing amounts $497.5M
Outstanding borrowings of credit facility ($270.0M)
Remaining amount $227.5M
Limitations to borrowing due to debt covenants and other obligations* ($1.5M)
Amount available for borrowing as of September 30, 2013 $226.0M

• Aggregate loan commitments of $497.5M
• Interest rate of LIBOR plus 1.50% - 2.0%, depending on leverage
• Currently in compliance with all covenants.  Key covenants are:
o
Total leverage ratio not to exceed 3.5x TTM EBITDA (reducing to 3.25x on 3/31/14 and 3.0x on 3/31/15).
o
Interest coverage ratio of at least 3.0x TTM EBITDA.
• The use of available borrowings for share repurchases or mergers and acquisitions is subject to more restrictive covenants that lower available borrowings for such purposes relative to the general availability described in the table below.
* Our borrowing ability can be limited by our debt covenants each quarter. These covenants may limit our borrowing capacity depending on our leverage, other indebtedness, such as installment obligations and letters of credit, and other factors that are outlined in our credit agreement filed as an exhibit in our Form 8-K filed on February 13, 2013.

Consolidated

28%
27%
45%
Land/Facilities[1]
Mfg & Automation Equipment[2]
Other[3]

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Q1 FY14 Capital Expenditure Breakdown
1 Land, building and construction, leasehold improvements, and furniture and fixtures
2 All manufacturing and automation equipment, including offset and digital print lines, other printing equipment, pre-press and post-press equipment such as cutters, and automation equipment
3   IT infrastructure, software and office equipment

Q1 FY14 CapEx: $17.6M

Appendix Including a Reconciliation of GAAP to Non-GAAP Financial Measures

About non-GAAP financial measures
To supplement Vistaprint’s consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Vistaprint has used the following measures defined as non-GAAP financial measures by
Securities and Exchange Commission, or SEC, rules: non-GAAP adjusted net income, non-GAAP adjusted net income per diluted share, free cash flow, constant-currency revenue growth, and constant-currency organic revenue growth. The items excluded from the non-GAAP adjusted net income measurements are share-based compensation expense and its related tax effect, amortization of acquisition-related intangibles, and tax charges related to the alignment of acquisition-
related intellectual property with global operations.  Free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets, and capitalization of software and website development costs.  Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue.
The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this release. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures.
(continued on next page)

About non-GAAP financial measures
continued…
Vistaprint’s management believes that these non-GAAP financial measures provide meaningful supplemental information in assessing our performance and when forecasting and analyzing future periods. These non-GAAP financial measures also have facilitated management’s internal comparisons to Vistaprint’s historical performance and our competitors’ operating results.
Management provides these non-GAAP financial measures as a courtesy to investors.  However, to gain a more complete understanding of the company’s financial performance, management does (and investors should) rely upon
GAAP statements of operations and cash flow.

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Reconciliation: GAAP to Non-GAAP Results
FY 2003 FY 2004 FY 2005* FY 2006 FY 2007 FY 2008 FY 2009 FY2010 FY2011 FY2012 FY2013
GAAP Net Income $473 $3,440 ($16,218) $19,234 $27,143 $39,831 $55,686 $67,741 $82,109 $43,994 $29,435
Share-based
compensation and
related tax effect
$0 $0 $0 $4,850 $8,765 $15,275 $20,177 $23,156 $22,400 $26,060 $33,662
Amortization of
acquired intangible
assets
- - - - - - - - - $5,754 $10,361
Tax Impact of Webs
IP transfer
- - - - - - - - - $1,235 $2,387
Non-GAAP
Adjusted Net Income
$473 $3,440 $4,782 $23,146 $35,908 $55,106 $75,863 $90,897
$104,509
$77,043 $75,845
Net Income (Loss) – Annual
($ in thousands)
*Fiscal 2005 non-GAAP results exclude a contract termination payment of $21mm

Reconciliation: GAAP to Non-GAAP Results
. Fiscal Year 2011 Fiscal Year 2012 Fiscal Year 2013 FY2014
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
GAAP Net Income
$34,014 $22,917 $14,397 $8,172 $31,697 $274 $3,851 $(1,696) $22,960 $5,866 $2,305 $412
Share-based
compensation and
related tax effect
$6,435 $5,285 $5,129 $4,876 $5,021 $7,566 $8,596 $8,445 $8,540 $8,353 $8,324 $8,576
Amortization of
acquired intangible
assets
- - - - $1,148 $2,381 $2,225 $2,178 $2,243 $2,275 $3,665 $2,200
Tax Impact of
Webs IP Transfer
- - - - - $1,017 $218 - $2,164 $431 ($208) $63
Non-GAAP
Adjusted Net
Income
$40,449 $28,202 $19,526 $13,048 $37,866 $11,238 $14,890 $8,927 $35,907 $16,925 $14,086 $11,251
Net Income (Loss) – Quarterly
($ in thousands)

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Diluted Earnings Per Share - Annual
Reconciliation: GAAP to Non-GAAP Results

FY 2006 FY 2007 FY 2008 FY 2009 FY2010 FY2011 FY2012 FY2013
GAAP Net Income per share $0.45 $0.60 $0.87 $1.25 $1.49 $1.83 $1.13 $0.85
Share-based Compensation
and related tax effect per
share
$0.09 $0.18 $0.31 $0.43 $0.49 $0.47 $0.65 $0.95
Amortization of acquired
intangible assets per share
- - - - - - $0.14 $0.29
Tax Impact of Webs IP
Transfer per share
- - - - - - $0.03 $0.06
Non-GAAP Adjusted Net
Income Per Share
$0.54 $0.78 $1.18 $1.68 $1.98 $2.30 $1.95 $2.15
Weighted average shares
used in computing Non-
GAAP EPS
(millions)
42.651 45.825 46.780 45.099 45.989 45.448 39.426 35.201

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Reconciliation: GAAP to Non-GAAP Results
Fiscal Year 2011 Fiscal Year 2012 Fiscal Year 2013 FY2014
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
GAAP Net Income per
share
$0.75 $0.51 $0.32 $0.19 $0.82 $0.01 $0.10 $(0.05) $0.66 $0.17 $0.07 $0.01
Share-based
Compensation and related
tax effect per share
$0.14 $0.12 $0.11 $0.12 $0.12 $0.20 $0.23 $0.24 $0.24 $0.24 $0.24 $0.25
Amortization of acquired
intangible assets per share
- - - - $0.03 $0.06 $0.06 $0.06 $0.06 $0.06 $0.11 $0.06
Tax impact of Webs IP
Transfer per share
- - - - - $0.02 $0.01 - $0.06 $0.01 $(0.01) $0.0
Non-GAAP Adjusted Net
Income per share
$0.89 $0.63 $0.43 $0.31 $0.97 $0.29 $0.40 $0.25 $1.02 $0.48 $0.41 $0.32
Weighted average shares
used in computing Non-
GAAP EPS
(millions)
45.625 45.079 45.156 42.569 39.041 38.346 37.620 35.793 35.156 35.217 34.633 35.005
Earnings Per Diluted Share - Quarterly

Reconciliation: Free Cash Flow
(in thousands)

Three Months Ended
September 30,
2013 2012
Net cash provided by operating activities $          (123) $             6,650
Purchases of property, plant and equipment (17,577) (27,759)
Purchases of intangibles assets (75) (9)
Capitalization of software and website
development costs
(1,814) (1,301)
Free cash flow $        (19,589) $            (22,419)

Reconciliation:
Constant-Currency Revenue Growth Rates
Quarterly

ASIA-PACIFIC
Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14
Reported revenue growth
55% 50% 65% 67% 41% 47% 28% 28% 26% 6% 4% (11%)
Currency impact
(12%) (15%) (26%) (22%) (4%) (7%) 5% 2% (3%) 4% 4% 13%
Revenue growth in constant
currency
43% 35% 39% 45% 37% 40% 33% 29% 24% 10% 8% 2%
Note: Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue.
EUROPE
Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14
Reported revenue growth
22% 22% 38% 31% 36% 29% 18% 12% 11% 8% 3% 6%
Currency impact
8% (1%) (15%) (10%) 1% 5% 12% 11% 2% 0% (1%) (4%)
Revenue growth in constant
currency
30% 21% 22% 21% 37% 34% 30% 23% 14% 8% 2% 2%

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Reconciliation:
Constant-Currency Revenue Growth Rates
Quarterly

NORTH AMERICA
Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14
Reported revenue growth
16% 21% 18% 17% 20% 23% 20% 22% 20% 15% 18% 14%
Currency impact
0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 0% 1%
Revenue growth in constant
currency
16% 21% 18% 17% 20% 23% 21% 22% 20% 15% 18% 15%
Note: Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue.
TOTAL COMPANY Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14
Reported revenue growth 20% 23% 27% 25% 28% 26% 20% 18% 16% 12% 12% 9%
Currency impact 3% (1%) (7%) (5%) 0% 2% 5% 5% 1% 0% 0% 0%
Revenue growth in constant
currency
23% 22% 20% 20% 28% 28% 25% 23% 17% 12% 12% 9%